Restructuring Costs and Similar Items	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Restructuring Costs and Similar Items

B.16. RESTRUCTURING COSTS AND SIMILAR ITEMS
Restructuring costs and similar items comprise the following:

(€ million)	June 30, 2021 (6 months)	June 30, 2020 (6 months)	December 31, 2020 (12 months)
Employee-related expenses	72	642	690
Charges, gains or losses on assets(a)	65	62	149
Compensation for early termination of contracts (other than contracts of employment)	10	11	40
Decontamination costs	—	—	(2)
Other restructuring costs	180	43	187
Total	327	758	1,064
(a) This line consists of impairment losses and accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.
The €431 million year-on-year decrease in restructuring costs and similar items mainly reflects a reduction in employee-related expenses, which were higher in the first half of 2020 following the June 2020 announcement of plans to adapt Sanofi’s organization (primarily in Europe) in line with the new “Play to Win” strategy. That effect was partly offset by increased costs relating to transformational projects, primarily those associated with the creation of the new standalone Consumer Healthcare entity and of EUROAPI (the new European market leader in active pharmaceutical ingredients), and with the implementation of Sanofi’s new digital strategy.